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[LOGO]  FIRST AMERICAN

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

CSP

NOVEMBER 30, 2002
SEMIANNUAL REPORT

[GRAPHIC]

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[LOGO]  FIRST AMERICAN

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. III (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities, corporate-debt securities, and unregistered securities. The Fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

[SIDENOTE]

        TABLE OF CONTENTS

 1      Fund Overview

 7      Financial Statements

11      Notes to Financial
        Statements

24      Investments in
        Securities

34      Shareholder Update

             NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

FUND OVERVIEW

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended November 30, 2002

[CHART]


                                                                     SINCE INCEPTION
                                      ONE YEAR       FIVE YEAR           3/25/1993
American Strategic Income
  Portfolio Inc. III                  8.80%          8.94%           7.83%

Lehman Brothers Mutual Fund
  Government/Mortgage Index           7.53%          7.40%           7.26%

The average annualized total returns for the Fund are based on the change in its NAV, assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2002, were 6.22%, 10.13%, and 7.32%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman Index is calculated from the month end following the Fund's inception through November 30, 2002.

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FOR THE SEMIANNUAL PERIOD ENDED NOVEMBER 30, 2002 THE FUND HAD A TOTAL RETURN OF
4.26%, AFTER FEES AND EXPENSES, BASED ON ITS NAV. The Fund underperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 5.03% during the period. Over the same period, the Fund returned 1.06% based on its market price. The Fund's market price of $12.03 was at a 4.14% discount to its NAV of $12.55 as of November 30, 2002. As always, past performance is no guarantee of future results, and the Fund's NAV and market price will fluctuate.

DURING THE REPORTING PERIOD THE U.S. ECONOMY SHOWED GRADUAL IMPROVEMENT WITH THE EMPLOYMENT PICTURE, LOW INTEREST RATES, STABLE ENERGY PRICES, AND AN IMPROVING LEVEL OF CORPORATE EARNINGS PROVIDING SUPPORT FOR ECONOMIC GROWTH TO MOVE FORWARD AT A MODERATE PACE. The Federal Reserve unexpectedly cut its target lending rate 0.50% to 1.25% at its November 6 Federal Open Market Committee ("FOMC") meeting and at the same time adopted a neutral risk assessment between economic growth and inflationary risks. Inflationary pressures remain low and provide the Fed with the flexibility to maintain an accommodative monetary policy stance designed to ensure that a sustainable economic recovery continues to develop.

THE PERIOD SAW STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS SOUGHT STABLE, INCOME-ORIENTED INVESTMENTS. Every fixed-income product type, except high yield, experienced positive returns during the period. Treasury bonds came under pressure in November as the Fed eased and a number of economic indicators signaled better-than-expected growth.

ALTHOUGH THE FIXED-INCOME SECTOR SHOWED STRENGTH OVERALL, REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE LAST SIX MONTHS. Typically real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Most estimates do not see an appreciable increase in demand for apartments or commercial space until well into 2003. We are optimistic

[SIDENOTE]

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of the Fund. He has 20 years of financial experience.

CHRIS NEUHARTH, CFA
is responsible for the management of the mortgage-backed securities portion of the Fund. He has 22 years of financial experience.

RUSS KAPPENMAN
is responsible for the whole loans portion of the Fund. He has 17 years of financial experience.

because the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s. The property type and geographic diversification of the Fund should prove helpful in this weaker economic environment.

IN SPITE OF THE WEAKNESS IN REAL ESTATE MARKETS, THE FUND CURRENTLY HAS NO MULTIFAMILY OR COMMERCIAL LOANS IN DEFAULT. DURING THE PERIOD, THE FUND PAID A CONSISTENT MONTHLY DIVIDEND OF 8.75 CENTS PER SHARE. The dividend reserve for this Fund was at 7.24 cents per share as of the period end. The lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates. During the reporting period two loans in the portfolio paid off with a weighted average coupon of 7.61%. We added five loans with a weighted average coupon of 8.50%. During this semiannual period the Fund paid out 52.5 cents per share in dividends resulting in an annualized distribution rate of 8.73% based on the November 30, 2002, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

PORTFOLIO COMPOSITION
As a percentage of total assets on November 30, 2002

[CHART]

Commercial Loans                33%
Multifamily Loans               42%
Single-family Loans              2%
Corporate Notes                 11%
U.S. Agency Mortgage-backed
  Securities                    10%
Short-term Securities            1%
Other Assets                     1%

THE FUND CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. Low short-term interest rates allowed the Fund to borrow at attractive rates. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and may increase the volatility of the Fund's NAV and market price.

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES. The low interest-rate environment will likely mean continued loan prepayments. The weaker real estate markets could lead to increased levels of default. We continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. As the U.S. economy improves there should be increased demand for space and occupancy levels should rise. Increased demand should lead to increases in rental rates and an improved environment for our real estate investments.

As you are probably aware, the board of directors for this Fund, as well as American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), and American Select Portfolio Inc. ("SLA")-has approved a proposal to reorganize these four funds into the First American Strategic Real Estate Portfolio Inc., a specialty finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of ASP, BSP, CSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of American

Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of ASP, BSP, CSP, and SLA. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND THE REAL ESTATE MARKETS. We will continue to closely monitor the credit profiles of the Fund's whole loan investments as we seek to achieve the Fund's goal of paying attractive monthly income while minimizing losses. If you have any questions about the Fund, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl


Mark Jordahl
Vice President, Investments
First American Funds

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2002. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

                     [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona                           8%
Arkansas
California                        15%
Colorado                          3%
Connecticut
Delaware
Florida                           8%
Georgia                           1%
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota                         6%
Mississippi
Missouri
Montana                           Less than 0.50%
Nebraska
Nevada                            5%
New Hampshire
New Jersey
New Mexico                        2%
New York                          1%
North Carolina
North Dakota
Ohio
Oklahoma                          9%
Oregon                            1%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee                         2%
Texas                             32%
Utah                              3%
Vermont
Virginia
Washington                        4%
West Virginia
Wisconsin
Wyoming

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single-family, multifamily, and commercial), and participation mortgages are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans and participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

FINANCIAL Statements

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002 (Unaudited)
.................................................................................

ASSETS:
Investments in securities at value* (note 2)......  $ 359,239,604
Accrued interest receivable.......................      1,833,734
Other assets......................................        222,543
                                                    -------------
  Total assets....................................    361,295,881
                                                    -------------
LIABILITIES:
Reverse repurchase agreements payable (note 2)....     92,454,372
Accrued investment management fee.................        144,063
Bank overdraft....................................        162,288
Accrued administrative fee........................         54,884
Accrued interest expense..........................        203,651
Accrued reorganization expenses (notes 3 and 6)...        435,128
Other accrued expenses............................         13,597
                                                    -------------
  Total liabilities...............................     93,467,983
                                                    -------------
  Net assets applicable to outstanding capital
    stock.........................................  $ 267,827,898
                                                    =============
COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital......  $ 312,303,603
Undistributed net investment income...............      1,544,431
Accumulated net realized loss on investments......    (53,967,824)
Unrealized appreciation of investments............      7,947,688
                                                    -------------

  Total-representing net assets applicable to
    capital stock.................................  $ 267,827,898
                                                    =============

  *Investments in securities at identified cost...  $ 351,291,916
                                                    =============
NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding............................  $ 267,827,898
Shares outstanding (authorized 1 billion shares of
  $0.01 par value)................................     21,343,292
Net asset value per share.........................  $       12.55
Market price per share............................  $       12.03

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       2002 SEMIANNUAL REPORT  7  American Strategic Income Portfolio III

FINANCIAL Statements continued

STATEMENT OF OPERATIONS  For the Six Months Ended November 30, 2002 (Unaudited)
.................................................................................

INCOME:
Interest (net of interest expense of
  $1,665,414).....................................  $  13,188,432
Dividends.........................................         39,280
                                                    -------------

  Total investment income.........................     13,227,712
                                                    -------------
EXPENSES (NOTE 3):
Investment management fee.........................        851,447
Administrative fee................................        334,891
Custodian fees....................................         26,791
Transfer agent fees...............................         37,747
Exchange listing and registration fees............        250,030
Reports to shareholders...........................         76,238
Mortgage servicing fees...........................        121,446
Directors' fees...................................         83,077
Audit and legal fees..............................        461,820
Financial advisory and accounting fees............        480,368
Other expenses....................................         33,191
                                                    -------------
  Total expenses..................................      2,757,046
                                                    -------------

  Net investment income...........................     10,470,666
                                                    -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 4):
Net realized loss on investments in securities....       (212,596)
Net change in unrealized appreciation or
  depreciation of investments.....................        832,930
                                                    -------------

  Net gain on investments.........................        620,334
                                                    -------------

    Net increase in net assets resulting from
      operations..................................  $  11,091,000
                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       2002 SEMIANNUAL REPORT  8  American Strategic Income Portfolio III

STATEMENT OF CASH FLOWS  For the Six Months Ended November 30, 2002 (Unaudited)
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income.................................  $  13,227,712
Net expenses......................................     (2,757,046)
                                                    -------------
  Net investment income...........................     10,470,666
                                                    -------------
Adjustments to reconcile net investment income to
  net cash provided by operating activities:
  Change in accrued interest receivable...........         88,927
  Net amortization of bond discount and premium...         20,153
  Change in accrued fees and expenses.............        409,240
  Change in other assets..........................        433,547
                                                    -------------
    Total adjustments.............................        951,867
                                                    -------------

    Net cash provided by operating activities.....     11,422,533
                                                    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments................     30,908,838
Purchases of investments..........................    (23,727,146)
Net purchases of short-term securities............       (463,290)
                                                    -------------

    Net cash provided by investing activities.....      6,718,402
                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements....     (7,000,000)
Distributions paid to shareholders................    (11,205,231)
                                                    -------------

    Net cash used by financing activities.........    (18,205,231)
                                                    -------------
Net decrease in cash..............................        (64,296)
Bank overdraft at beginning of period.............        (97,992)
                                                    -------------

    Bank overdraft at end of period...............  $    (162,288)
                                                    =============
Supplemental disclosure of cash flow information:
  Cash paid for interest..........................  $   1,695,050
                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       2002 SEMIANNUAL REPORT  9  American Strategic Income Portfolio III

FINANCIAL Statements continued

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                          SIX MONTHS ENDED
                                              11/30/02       YEAR ENDED
                                            (UNAUDITED)        5/31/02
                                          ----------------  -------------
OPERATIONS:
Net investment income...................    $ 10,470,666    $ 23,080,382
Net realized gain (loss) on
  investments...........................        (212,596)      3,881,376
Net change in unrealized appreciation or
  depreciation of investments...........         832,930        (737,013)
                                            ------------    ------------

  Net increase in net assets resulting
    from operations.....................      11,091,000      26,224,745
                                            ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income..............     (11,205,231)    (22,357,105)
                                            ------------    ------------

  Total increase (decrease) in net
    assets..............................        (114,231)      3,867,640
Net assets at beginning of period.......     267,942,129     264,074,489
                                            ------------    ------------

Net assets at end of period.............    $267,827,898    $267,942,129
                                            ============    ============

Undistributed net investment income.....    $  1,544,431    $  2,278,996
                                            ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      2002 SEMIANNUAL REPORT  10  American Strategic Income Portfolio III

NOTES TO FINANCIAL Statements (Unaudited)

(1) ORGANIZATION
.............................
                American Strategic Income Portfolio Inc. III (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities, corporate debt securities, and unregistered securities. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                Security valuations for the Fund's investments are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

      2002 SEMIANNUAL REPORT  11  American Strategic Income Portfolio III

               NOTES TO FINANCIAL Statements (Unaudited) continued

                Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost which approximates market value.

                The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc. (the "Advisor") to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical

      2002 SEMIANNUAL REPORT 12 American Strategic Income Portfolio III payment record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                As of November 30, 2002, the Fund held fair value securities with a fair value of $325,275,399 or 121.5% of total net assets.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition,

      2002 SEMIANNUAL REPORT  13  American Strategic Income Portfolio III

               NOTES TO FINANCIAL Statements (Unaudited) continued

                the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At November 30, 2002, no loans were 60 days or more delinquent as to the timely monthly payment of principal and interest.

                Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. On November 30, 2002, the Fund owned no real estate.

                SECURITY TRANSACTIONS AND INVESTMENT INCOME
                The Fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

      2002 SEMIANNUAL REPORT  14  American Strategic Income Portfolio III

                REVERSE REPURCHASE AGREEMENTS
                Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six month period ended November 30, 2002, the average borrowings outstanding were $90,037,705 and the average interest rate was 3.44%.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, on the books of its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of November 30, 2002, the Fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated

      2002 SEMIANNUAL REPORT  15  American Strategic Income Portfolio III

               NOTES TO FINANCIAL Statements (Unaudited) continued

                investment companies and not be subject to federal income tax. Therefore, no income-tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                There were no material differences between the book basis and tax basis dividends paid during the six month period ended November 30, 2002 and fiscal year ended May 31, 2002. All distributions made during these periods were ordinary income distributions.

                At May 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income.....................  $  2,278,996
Accumulated capital losses........................   (48,925,025)
Unrealized appreciation...........................     2,284,555
                                                    ------------
Accumulated deficit...............................  $(44,361,474)
                                                    ============

                The difference between book basis and tax basis unrealized appreciation and accumulated realized losses at May 31, 2002, is attributable to a one time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

      2002 SEMIANNUAL REPORT  16  American Strategic Income Portfolio III

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by the Fund's advisor.

      2002 SEMIANNUAL REPORT  17  American Strategic Income Portfolio III

               NOTES TO FINANCIAL Statements (Unaudited) continued

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), the Advisor, formerly known as U.S. Bancorp Piper Jaffray Asset Management, Inc., a subsidiary of U.S. Bank National Association ("U.S. Bank") manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund) and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six month period ended November 30, 2002, the effective investment management fee incurred by the Fund was 0.64%. For its fee, the Advisor provides investment advice and, in general conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the
                "Co-Administration Agreement"), U.S. Bancorp Asset

      2002 SEMIANNUAL REPORT  18  American Strategic Income Portfolio III

                Management, Inc. ("USBAM") and U.S. Bancorp Fund
                Services, Inc., an affiliate and a subsidiary of U.S. Bancorp, (collectively, the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund. Under the Co-Administration Agreement, the Administrators receive a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund). For its fee, the Administrators provide numerous services to the Fund, including but not limited to handling the general business affairs, financial and regulatory reporting, and various record-keeping services. As a part of its co-administrator duties, USBAM has retained SEI Investments Inc. to perform net asset value calculations and retained EquiServe to perform transfer agent functions.

                The Fund may invest in First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee earned by FAF related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                MORTGAGE SERVICING FEES
                The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

      2002 SEMIANNUAL REPORT  19  American Strategic Income Portfolio III

               NOTES TO FINANCIAL Statements (Unaudited) continued

                REORGANIZATION EXPENSES
                As discussed in Note 6, the Fund has taken certain steps to reorganize along with certain other similar entities managed by the Advisor. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational and other meetings and costs and expenses of accountants, attorneys, financial advisors and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, and American Select Portfolio Inc., collectively referred to as the "Existing Funds". The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $4,500,000. Based on the net asset values of the Existing Funds as of November 30, 2002, the Fund would bear approximately 40% of the total expenses of the reorganization. During the six month period ended November 30, 2002, the Fund incurred $1,332,875 in reorganization expenses.

      2002 SEMIANNUAL REPORT  20  American Strategic Income Portfolio III

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                During the six month period ended November 30, 2002, fees for custody services were paid to U.S. Bank.

(4) INVESTMENT SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six month period ended November 30, 2002, aggregated $23,706,993 and $30,908,838, respectively. Included in proceeds from sales are $2,437 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVERS
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at May 31, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

CAPITAL LOSS
 CARRYOVER    EXPIRATION
------------  ----------
$13,562,986       2003
 34,420,675       2004
    871,623       2005
     69,740       2008
-----------
$48,925,024
===========

(6) PROPOSED
    REORGANIZATION
.............................
                On December 26, 2002, an amended combined proxy statement/registration statement was filed with the Securities and Exchange Commission ("SEC") in which

      2002 SEMIANNUAL REPORT  21  American Strategic Income Portfolio III

               NOTES TO FINANCIAL Statements (Unaudited) continued

                it is proposed that the Fund, along with American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), and American Select Porfolio Inc. ("SLA"), reorganize into First American Strategic Real Estate Portfolio Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of the Fund, ASP, BSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions and strategies substantially similar to those of the Fund, ASP, BSP, and SLA. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

      2002 SEMIANNUAL REPORT  22  American Strategic Income Portfolio III

(7) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO III

                           SIX MONTHS
                              ENDED                    YEAR ENDED MAY 31,
                            11/30/02    ------------------------------------------------
                           (UNAUDITED)    2002      2001      2000      1999      1998
                           -----------  --------  --------  --------  --------  --------
PER-SHARE DATA
Net asset value,
  beginning of period....    $12.55      $12.37    $11.67    $12.25    $12.46    $12.12
                             ------      ------    ------    ------    ------    ------
Operations:
  Net investment
    income...............      0.49        1.08      1.02      1.00      1.05      1.02
  Net realized and
    unrealized gains
    (losses) on
    investments..........      0.04        0.15      0.70     (0.53)    (0.24)     0.37
                             ------      ------    ------    ------    ------    ------
    Total from
      operations.........      0.53        1.23      1.72      0.47      0.81      1.39
                             ------      ------    ------    ------    ------    ------
Distributions to
  shareholders:
  From net investment
    income...............     (0.53)      (1.05)    (1.02)    (1.05)    (1.02)    (1.05)
                             ------      ------    ------    ------    ------    ------
  Net asset value, end of
    period...............    $12.55      $12.55    $12.37    $11.67    $12.25    $12.46
                             ======      ======    ======    ======    ======    ======
  Per-share market value,
    end of period........    $12.03      $12.43    $11.88    $10.56    $11.88    $11.38
                             ======      ======    ======    ======    ======    ======
SELECTED INFORMATION
Total return, net asset
  value (a)..............      4.26%      10.29%    15.28%     3.99%     6.61%    11.86%
Total return, market
  value (b)..............      1.06%      14.04%    23.05%    (2.20)%   13.80%    12.05%
Net assets at end of
  period
  (in millions)..........    $  268      $  268    $  264    $  249    $  292    $  300
Ratio of expenses to
  average weekly net
  assets including
  interest
  expense (c)............      3.30%       2.30%     3.43%     3.55%     3.39%     3.47%
Ratio of expenses to
  average weekly net
  assets excluding
  interest
  expense (c)............      2.06%       1.15%     1.16%     1.21%     1.19%     1.42%
Ratio of net investment
  income to average
  weekly net assets......      7.82%       8.68%     8.44%     8.30%     8.39%     8.22%
Portfolio turnover rate
  (excluding short-term
  securities)............         7%         42%       23%       28%       44%       58%
Amount of borrowings
  outstanding at end of
  period
  (in millions)..........    $   92      $   99    $   72    $   76    $  132    $   99
Per-share amount of
  borrowings outstanding
  at end of period.......    $ 4.33      $ 4.66    $ 3.39    $ 3.54    $ 5.53    $ 4.11
Per-share amount of net
  assets, excluding
  borrowings, at end of
  period.................    $16.88      $17.21    $15.76    $15.21    $17.78    $16.57
Asset coverage
  ratio (d)..............       390%        369%      465%      430%      322%      403%

(A)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) FISCAL 1998 RATIOS INCLUDE 0.05% OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(D) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

      2002 SEMIANNUAL REPORT  23  American Strategic Income Portfolio III

INVESTMENTS IN Securities (Unaudited)

AMERICAN STRATEGIC INCOME PORTFOLIO III                        November 30, 2002
                                  Date
Description of Security         Acquired     Par Value         Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
U.S. GOVERNMENT AND AGENCY SECURITIES (B) (11.2%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (11.2%):
    FIXED RATE (11.2%):
        9.00%, FHLMC,
          7/1/30..............            $ 3,085,317      $  3,169,112  $  3,324,429
        6.00%, FNMA,
          10/1/16.............              2,415,790         2,431,209     2,510,138
        5.50%, FNMA, 2/1/17...              2,771,132         2,763,395     2,842,520
        5.50%, FNMA, 6/1/17...              1,928,180         1,939,413     1,978,020
        5.00%, FNMA, 9/1/17...              1,962,672         1,968,735     1,981,598
        5.00%, FNMA,
          11/1/17.............              2,987,883         3,006,237     3,016,695
        6.50%, FNMA, 6/1/29...              7,758,931         7,704,400     8,037,787
        7.50%, FNMA, 4/1/30...              1,521,917         1,469,225     1,610,858
        7.50%, FNMA, 5/1/30...              1,984,084         1,915,531     2,100,034
        8.00%, FNMA, 5/1/30...                680,873           672,035       730,025
        8.00%, FNMA, 6/1/30...              1,743,721         1,721,082     1,869,600
                                                           ------------  ------------

        Total U.S. Government
          and Agency
          Securities..........                               28,760,374    30,001,704
                                                           ------------  ------------
PRIVATE MORTGAGE-BACKED SECURITIES (E) (0.0%):
  FIXED RATE (0.0%):
        8.79%, First
          Gibralter,
          Series 1992-MM,
          Class B, 10/25/21...  07/30/93      588,676           268,187            --
                                                           ------------  ------------
CORPORATE NOTES (E) (14.6%)
         8.00%, Lone Star Fund
           III, 3/30/03.......  06/04/01   15,000,000        14,986,559    15,481,500
         9.25%, Oly Holigan,
           LP, 1/1/04.........  12/26/00    4,000,000         4,000,000     4,040,000
         9.25%, Oly McKinney,
           8/11/03............  11/09/01    7,500,000         7,500,000     7,500,000
         8.00%, Value
           Enhancement Fund
           IV, 6/27/04........  06/27/01   12,000,000        12,000,000    12,120,000
                                                           ------------  ------------

         Total Corporate
           Notes..............                               38,486,559    39,141,500
                                                           ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

      2002 SEMIANNUAL REPORT  24  American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date
Description of Security         Acquired     Par Value         Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (106.8%):
  COMMERCIAL LOANS (39.3%):
      1200 Washington,
        9.65%, 12/1/05........  11/21/00  $ 2,891,593      $  2,891,593  $  3,007,257
      4295/4299 San Felipe
        Associates LP,
        9.33%, 8/1/06.........  11/01/02    5,144,887         5,144,887     5,318,707
      Academy Spectrum,
        7.70%, 5/1/09.........  04/20/99    4,377,713(b)      4,377,713     4,596,599
      Atwood Oceanics I,
        7.29%, 6/1/04.........  05/22/01    2,900,000(b)      2,900,000     2,958,000
      Atwood Oceanics II,
        9.88%, 6/1/04.........  05/22/01      720,000           720,000       707,695
      Blacklake Place I and
        II,
        8.66%, 9/1/07.........  08/12/97    4,398,798(b)      4,398,798     4,618,738
      Blacklake Place III,
        8.66%, 9/1/07.........  08/12/97    2,199,399(b)      2,199,399     2,309,369
      Brookhollow West and
        Northwest Technical
        Center,
        8.11%, 2/1/03.........  11/01/01    3,411,064(b)      3,411,064     3,411,064
      CUBB Properties Mobile
        Home Park,
        8.03%, 11/1/07........  11/04/97    2,587,396         2,587,396     2,716,766
      Denmark House Office
        Building I,
        8.80%, 2/1/05.........  01/28/00    5,400,000(b)      5,400,000     5,454,000
      Denmark House Office
        Building II,
        11.38%, 2/1/05........  01/28/00    1,060,000         1,060,000     1,085,782
      Duncan Office Building,
        7.88%, 6/1/08.........  05/19/98      669,374           669,374       702,843
      France Avenue Business
        Park II,
        7.40%, 10/1/12........  09/12/02    4,597,544         4,597,544     4,827,422
      Holiday Village Shopping
        Center,
        7.15%, 11/1/07........  11/12/02    4,900,000         4,900,000     5,145,000
      Indian Street Shoppes,
        7.88%, 2/1/09.........  01/27/99    2,219,323(b)      2,219,323     2,330,289

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

      2002 SEMIANNUAL REPORT  25  American Strategic Income Portfolio III

INVESTMENTS IN Securities (Unaudited) continued

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date
Description of Security         Acquired     Par Value         Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Jackson Street
        Warehouse,
        8.53%, 7/1/07.........  06/30/98  $ 2,859,492(b)   $  2,859,492  $  3,002,466
      Jefferson Office
        Building,
        7.38%, 12/1/13........  11/05/98      960,937           960,937     1,008,984
      John Brown Office
        Building,
        7.40%, 11/1/04........  10/31/01    4,934,347(b)      4,934,347     4,983,690
      Kimball Professional
        Office Building,
        7.88%, 7/1/08.........  07/02/98    2,197,025(b)      2,197,025     2,306,876
      Lake Pointe Corporate
        Center,
        8.57%, 7/1/07.........  07/07/97    3,654,406(b)      3,654,406     3,837,126
      LAX Air Freight Center,
        7.90%, 1/1/08.........  12/29/97    3,203,412(b)      3,203,412     3,363,582
      NCGR Office Building,
        8.65%, 2/1/06.........  01/08/01    4,252,826(b)      4,252,826     4,422,939
      North Austin Business
        Center,
        9.05%, 5/1/07.........  04/10/97    2,869,783(b)      2,869,783     3,013,272
      One Metro Square Office
        Building,
        8.10%, 1/1/03.........  11/01/01    2,775,003(b)      2,775,003     2,775,003
      One Park Center,
        8.93%, 2/1/06.........  01/11/01    1,763,917(b)      1,763,917     1,834,474
      Pacific Shores Mobile
        Home Park II,
        11.00%, 10/1/06.......  09/27/96      588,042           585,102       617,445
      Pilot Knob Service
        Center,
        8.95%, 7/1/07.........  06/20/97    1,414,863(b)      1,414,863     1,485,606
      PMG Plaza,
        8.95%, 4/1/04.........  03/20/97    2,400,459(b)      2,400,459     2,448,468
      Rancho Bernardo
        Financial Plaza,
        8.88%, 1/1/05.........  12/26/00    2,380,000         2,380,000     2,321,883
      Rockwall Technology
        Building I,
        7.40%, 11/1/06........  10/16/02    3,800,000         3,800,000     3,952,000
      Rockwall Technology
        Building II,
        9.58%, 11/1/06........  10/16/02    1,100,000         1,100,000     1,026,282

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

      2002 SEMIANNUAL REPORT  26  American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date
Description of Security         Acquired     Par Value         Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Santa Monica Center,
        8.35%, 2/1/07.........  01/27/00  $ 4,824,734(b)   $  4,824,734  $  4,824,734
      Shoppes at Jonathan's
        Landing,
        7.95%, 5/1/10.........  04/12/00    2,934,027(b)      2,934,027     3,080,728
      Valley Rim Office Center
        I,
        7.40%, 1/1/04.........  12/20/01    4,500,000(b)      4,500,000     4,590,000
      Valley Rim Office Center
        II,
        8.88%, 1/1/04.........  12/20/01    1,363,500         1,363,500     1,299,486
                                                           ------------  ------------
                                                            102,250,924   105,384,575
                                                           ------------  ------------
  MULTIFAMILY LOANS (67.1%):
      Ambassador House
        Apartments,
        8.10%, 2/1/10.........  01/05/00    3,416,853(b)      3,416,853     3,587,696
      Barcley Square
        Apartments,
        7.83%, 9/1/04.........  08/21/01    8,800,000         8,800,000     8,344,141
      Bellewood Apartments,
        9.13%, 12/1/05........  06/13/01    1,986,766         1,986,766     2,040,211
      Boardwalk Apartments,
        7.33%, 2/1/08.........  01/16/98    5,121,762(b)      5,121,762     5,377,850
      Brays Village
        Apartments,
        9.88%, 4/1/05.........  03/15/02    1,394,000         1,394,000     1,394,000
      Concorde Apartments,
        8.15%, 6/1/05.........  05/23/02    4,600,000         4,600,000     4,738,000
      Country Place Village I,
        6.93%, 3/1/05.........  02/06/02   10,300,000        10,300,000    10,609,000
      Country Place Village
        II,
        9.88%, 3/1/05.........  02/06/02    2,300,000         2,300,000     2,066,489
      Geneva Village
        Apartments,
        9.38%, 11/1/04........  10/14/94      923,210           919,808       950,906
      Grand Courtyard
        Apartment I,
        7.18%, 11/1/03........  10/15/01   19,125,000        19,125,000    19,316,250
      Grand Courtyard
        Apartment II,
        9.90%, 11/1/03........  10/15/01    4,490,000         4,490,000     4,076,912
      Granite Lake Apartments
        I,
        6.68%, 5/1/05.........  04/26/02   12,450,000        12,450,000    12,823,500
      Granite Lake Apartments
        II,
        11.88%, 5/1/05........  04/26/02      778,000           778,000       743,268

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

      2002 SEMIANNUAL REPORT  27  American Strategic Income Portfolio III

INVESTMENTS IN Securities (Unaudited) continued

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date
Description of Security         Acquired     Par Value         Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Hartford Apartments,
        14.88%, 6/1/05........  06/24/02  $ 2,290,000      $  2,290,000  $  2,358,700
      Huntington Hills
        Apartments,
        8.63%, 11/1/05........  05/01/02    1,106,019         1,100,490     1,150,260
      Maple Village
        Apartments,
        9.38%, 11/1/04........  10/14/94      964,747           961,137       993,689
      Meadowview Apartments,
        9.38%, 11/1/04........  10/14/94      684,582           682,373       705,119
      Meridian,
        8.93%, 9/1/04.........  08/22/01   18,746,628        18,746,628    18,934,094
      Meridian Pointe
        Apartments,
        8.73%, 2/1/12.........  03/07/97    1,141,674         1,141,674     1,198,758
      Northaven Terrace
        Apartments,
        7.43%, 6/1/07.........  05/07/02    6,828,581(b)      6,828,581     7,170,010
      Park Lane Townhomes I,
        7.18%, 12/1/04........  11/29/01   12,600,000(b)     12,600,000    12,978,000
      Park Lane Townhomes II,
        11.88%, 12/1/04.......  11/29/01      800,000           800,000       775,044
      Park Woods Apartments,
        19.88%, 3/1/05........  02/05/02    1,300,000         1,300,000     1,339,000
      Parkway Village
        Apartments,
        9.38%, 11/1/04........  10/14/94      664,460           662,352       684,394
      Rio Nueces Apartments,
        6.76%, 9/1/03.........  08/31/01   10,085,869(b)     10,085,869    10,186,727
      Riverbrook Apartments I,
        8.55%, 3/1/10.........  03/01/00    2,994,956(b)      2,994,956     3,144,704
      Riverbrook Apartments
        II,
        10.88%, 3/1/10........  02/13/01      320,496           320,496       336,521
      Rose Park Apartments,
        9.38%, 11/1/04........  10/14/94      448,942           447,579       462,410
      Shelter Island
        Apartments,
        7.63%, 12/1/08........  11/04/98   12,932,546(b)     12,932,546    13,579,174
      Southlake Villa
        Apartments,
        9.38%, 11/1/04........  10/14/94      413,407           411,823       425,809

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

      2002 SEMIANNUAL REPORT  28  American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date      Par Value/
Description of Security         Acquired      Shares           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Valley Manor Apartments,
        8.35%, 11/1/05........  07/14/98  $ 3,526,144(b)   $  3,526,144  $  3,667,190
      Warwick West Apartment
        I,
        7.93%, 7/1/04.........  06/27/01   12,696,000(b)     12,696,000    12,949,920
      Warwick West Apartment
        II,
        9.90%, 7/1/04.........  06/27/01    2,856,000         2,856,000     2,802,852
      WesTree Apartments,
        8.90%, 11/1/10........  10/12/00    4,817,176(b)      4,817,176     5,058,035
      Willamette Oaks,
        9.15%, 12/1/05........  06/13/01    2,582,795         2,582,795     2,653,955
                                                           ------------  ------------
                                                            176,466,808   179,622,588
                                                           ------------  ------------
  SINGLE FAMILY LOANS (0.4%):
      Arbor,
        9.27%, 8/16/17........  02/16/96    1,126,736         1,129,323     1,126,736
                                                           ------------  ------------

        Total Whole Loans and
          Participation
          Mortgages...........                              279,847,055   286,133,899
                                                           ------------  ------------
PREFERRED STOCKS (0.3%):
  REAL ESTATE INVESTMENT TRUSTS (0.3%):
        AMB Property..........                  5,000           125,399       129,250
        Archstone Community
          Trust, Series D.....                  3,525            91,862        92,355
        CarrAmerica Realty
          Trust, Series B.....                  2,175            51,699        54,419
        CarrAmerica Realty
          Trust, Series C.....                  5,000           117,737       125,250
        CarrAmerica Realty
          Trust, Series D.....                  5,000           118,823       125,250
        Centerpoint
          Properties,
          Series A............                  5,000           123,045       125,750
        Duke Realty
          Investments,
          Series E............                    625            15,506        16,125
        New Plan Excel Realty
          Trust, Series B.....                  5,000           118,868       127,300
                                                           ------------  ------------

        Total Preferred
          Stocks..............                                  762,939       795,699
                                                           ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

      2002 SEMIANNUAL REPORT  29  American Strategic Income Portfolio III

INVESTMENTS IN Securities (Unaudited) continued

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
Description of Security                       Shares           Cost       Value (a)
------------------------------            ---------------  ------------  ------------

RELATED PARTY MONEY MARKET FUND (F) (1.2%):
      First American Prime
        Obligations Fund......              3,166,802      $  3,166,802  $  3,166,802
                                                           ------------  ------------

        Total Investments in Securities (g)..............  $351,291,916  $359,239,604
                                                           ============  ============

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(B) ON NOVEMBER 30, 2002, SECURITIES VALUED AT $176,733,564 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                           NAME OF
                                                                           BROKER
                        ACQUISITION                         ACCRUED    AND DESCRIPTION
       AMOUNT              DATE         RATE       DUE      INTEREST    OF COLLATERAL
---------------------   -----------   --------   --------   --------   ---------------
     $28,954,372           4/12/01     4.65%*     4/17/03   $ 71,058          (1)
      59,000,000           11/1/02     2.57%**    12/2/02    126,113          (2)
       4,500,000           11/8/02     2.25%**    12/2/02      6,480          (2)
     -----------                                            --------
     $92,454,372                                            $203,651
     ===========                                            ========

* RATE IS A NEGOTIATED FIXED RATE.
** INTEREST RATE AS OF NOVEMBER 30, 2002. RATES ARE BASED ON THE LONDON
   INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1) MORGAN STANLEY:
          FHLMC, 9.00%, 7/1/30, $3,085,317 PAR
          FNMA, 5.00%, 9/1/17, $1,962,672 PAR
          FNMA, 5.00%, 11/1/17, $398,384 PAR
          FNMA, 5.50%, 2/1/17, $2,771,132 PAR
          FNMA, 5.50%, 6/1/17, $1,928,180 PAR
          FNMA, 6.00%, 10/1/16, $2,415,790 PAR
          FNMA, 6.50%, 6/1/29, $7,758,931 PAR
          FNMA, 7.50%, 4/1/30, $1,521,917 PAR
          FNMA, 7.50%, 5/1/30, $1,984,084 PAR
          FNMA, 8.00%, 5/1/30, $680,873 PAR
          FNMA, 8.00%, 6/1/30, $1,743,721 PAR

      2002 SEMIANNUAL REPORT  30  American Strategic Income Portfolio III

       (2) MORGAN STANLEY:
          ACADEMY SPECTRUM, 7.70%, 5/1/09, $4,377,713 PAR
          AMBASSADOR HOUSE, 8.10%, 2/1/10, $3,416,853 PAR
          ATWOOD OCEANICS I, 7.29%, 6/1/04, $2,900,000 PAR
          BLACKLAKE PLACE I & II, 8.66%, 9/1/07, $4,398,798 PAR
          BLACKLAKE PLACE III, 8.66%, 9/1/07, $2,199,399 PAR
          BOARDWALK APARTMENTS, 7.33%, 2/1/08, $5,121,762 PAR
          BROOKHOLLOW WEST, 8.11%, 8/1/02, $3,411,064 PAR
          DENMARK HOUSE I, 8.80%, 2/1/05, $5,400,000 PAR
          INDIAN STREET SHOPPES, 7.88%, 2/1/09, $2,219,323 PAR
          JACKSON STREET WAREHOUSE, 8.53%, 7/1/07, $2,859,492 PAR
          JOHN BROWN OFFICE BUILDING, 7.40%, 11/1/04, $4,934,347 PAR KIMBALL PROFESSIONAL OFFICE, 7.88%, 7/1/08, $2,197,025 PAR
          LAKE POINTE CORPORATE CENTER, 8.57%, 7/1/07, $3,654,406 PAR
          LAX AIR FREIGHT CENTER, 7.90%, 1/1/08, 3,203,412 PAR
          NORTH AUSTIN BUSINESS CENTER, 9.05%, 5/1/07, $2,869,783 PAR NCGR OFFICE BUILDING, 8.65%, 2/1/06, $4,252,826 PAR
          NORTHHAVEN TERRACE APARTMENTS, 7.43%, 6/1/07, $6,828,581 PAR ONE METRO SQUARE OFFICE BUILDING, 8.10%, 1/1/03, $2,775,003 PAR ONE PARK CENTER, 8.93%, 2/1/06, $1,763,917 PAR
          PARK LANE TOWNHOMES I, 7.18%, 12/1/04, $12,600,000 PAR
          PILOT KNOB SERVICE CENTER, 8.95%, 7/1/07, $1,414,863 PAR
          PMG PLAZA, 8.95%, 4/1/04, $2,400,459 PAR
          RIO NUECES APARTMENTS, 6.76%, 9/1/03, $10,085,869 PAR
          RIVERBROOK APARTMENTS I, 8.55%, 3/1/10, $2,994,956 PAR
          SANTA MONICA CENTER, 8.35%, 2/1/07, $4,824,734 PAR
          SHELTER ISLAND APARTMENTS, 7.63%, 12/1/08, $12,932,546 PAR SHOPPES AT JONATHAN'S LANDING, 7.95%, 5/1/10, $2,934,027 PAR VALLEY MANOR APARTMENTS, 8.35%, 11/1/05, $3,526,144 PAR
          VALLEY RIM OFFICE CENTER I, 7.40%, 1/1/04, $4,500,000 PAR WARWICK WEST APARTMENTS I, 7.93%, 7/1/04, $12,696,000 PAR WESTREE APARTMENTS, 8.90%, 11/1/10, $4,817,176 PAR

   THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $80,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $80,000,000 LENDING COMMITMENT.
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT NOVEMBER 30, 2002. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2002.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
       1200 WASHINGTON - MINNEAPOLIS, MN
       4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
       ACADEMY SPECTRUM - COLORADO SPRINGS, CO
       ATWOOD OCEANICS I & II - HOUSTON, TX

      2002 SEMIANNUAL REPORT  31  American Strategic Income Portfolio III

INVESTMENTS IN Securities (Unaudited) continued

       BLACKLAKE PLACE I & II - OLYMPIA, WA
       BLACKLAKE PLACE III - OLYMPIA, WA
       BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
       DENMARK HOUSE OFFICE BUILDING I & II - HOUSTON, TX
       DUNCAN OFFICE BUILDING - OLYMPIA, WA
       FRANCE AVENUE BUSINESS PARK II - BROKLYN PARK, MN
       HOLIDAY VILLAGE SHOPPING CENTER - PARK CITY, UT
       INDIAN STREET SHOPPES - STUART, FL
       JACKSON STREET WAREHOUSE - PHOENIX, AZ
       JEFFERSON OFFICE BUILDING - OLYMPIA, WA
       JOHN BROWN OFFICE BUILDING - HOUSTON, TX
       KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
       LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
       LAX AIR FREIGHT CENTER - INGLEWOOD, CA
       NCGR OFFICE BUILDING - SANTA FE, NM
       NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
       ONE METRO SQUARE OFFICE BUILDING - FARMERS BRANCH, TX
       ONE PARK CENTER - HOUSTON, TX
       PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
       PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
       PMG PLAZA - FORT LAUDERDALE, FL
       RANCHO BERNARDO FINANCIAL PLAZA - SAN DIEGO, CA
       ROCKWALL TECHNOLOGY BUILDING I & II - ROCKWALL, TX
       SANTA MONICA CENTER - WEST HOLLYWOOD, CA
       SHOPPES AT JONATHAN'S LANDING - JUPITER, FL
       VALLEY RIM OFFICE CENTER I & II - SAN DIEGO, CA

MULTIFAMILY LOANS:
       AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
       BARCLEY SQUARE APARTMENTS - HOUSTON, TX
       BELLEWOOD APARTMENTS - ISSAQUAH, WA
       BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
       BRAYS VILLAGE APARTMENTS - HOUSTON, TX
       CONCORDE APARTMENTS - CHATTANOOGA, TN
       COUNTRY PLACE VILLAGE I & II - CLEARWATER, FL
       GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
       GRAND COURTYARD APARTMENTS I & II - GRAND PRAIRIE, TX
       GRANITE LAKE APARTMENTS I & II - FULLERTON, CA
       HARTFORD APARTMENTS - ATLANTA, GA
       HUNTINGTON HILLS APARTMENTS - MANKATO, MN
       MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
       MEADOWVIEW APARTMENTS - WEST JORDAN, UT
       MERIDIAN - PHOENIX, AZ
       MERIDIAN POINTE APARTMENTS - KALISPELL, MT
       NORTHAVEN TERRACE APARTMENTS - DALLAS, TX
       PARK LANE TOWNHOMES I & II - WESTMINSTER, CA
       PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT

      2002 SEMIANNUAL REPORT  32  American Strategic Income Portfolio III

       PARK WOODS APARTMENTS - DALLAS, TX
       RIO NEUCES APARTMENTS - AUSTIN, TX
       RIVERBROOK APARTMENTS I & II - TAMPA, FL
       ROSE PARK APARTMENTS - VERNAL, UT
       SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
       SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
       VALLEY MANOR APARTMENTS - HASTINGS, MN
       WARWICK WEST APARTMENTS I & II - OKLAHOMA CITY, OK
       WESTREE APARTMENTS - COLORADO SPRINGS, CO
       WILLAMETTE OAKS - EUGENE, OR

SINGLE FAMILY LOANS:
       ARBOR - 14 LOANS, NEW YORK

(E) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. THESE SECURITIES ARE FAIR VALUED IN ACCORDANCE WITH THE BOARD APPROVED VALUATION PROCEDURES. ON NOVEMBER 30, 2002, THE TOTAL VALUE OF FAIR VALUED SECURITIES WAS $325,275,399 OR 121.5% OF TOTAL NET ASSETS.
(F) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE ALSO NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(G) ON NOVEMBER 30, 2002, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $351,291,916. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:


GROSS UNREALIZED APPRECIATION.....................  $ 9,641,921
GROSS UNREALIZED DEPRECIATION.....................   (1,694,233)
                                                    -----------
NET UNREALIZED APPRECIATION.......................  $ 7,947,688
                                                    ===========

   FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
   FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

      2002 SEMIANNUAL REPORT  33  American Strategic Income Portfolio III

SHAREHOLDER Update (Unaudited)

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on October 1, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. The Fund's shareholders elected the following eight directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert A. Gibson........................    19,715,642           697,034
Andrew M. Hunter III*...................    20,008,291           231,494
Leonard W. Kedrowski....................    20,006,493           232,416
John M. Murphy, Jr......................    19,713,058           697,244
Richard K. Riederer.....................    20,008,072           232,357
Joseph D. Strauss.......................    20,007,394           232,536
Virginia L. Stringer....................    20,001,242           234,632
James M. Wade...........................    20,009,704           231,436

* ANDREW M. HUNTER III TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE DECEMBER 2002.

               2. The Fund's shareholders ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending May 31, 2003. The following votes were cast regarding this matter:

     SHARES              SHARES                           BROKER
     VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS      NON VOTES
     -----------    -----------------  -----------  ------------------
      19,764,169           384,613        148,577                   --

      2002 SEMIANNUAL REPORT  34  American Strategic Income Portfolio III

BOARD OF DIRECTORS

ROGER GIBSON
Director of American Strategic Income Portfolio Inc. III
Vice President-Cargo, United Airlines

LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc. III
Owner and President of Executive and Management Consulting, Inc.

JOHN MURPHY JR.
Director of American Strategic Income Portfolio Inc. III
Retired; former Executive Vice President of U.S. Bancorp

RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc. III
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc. III
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc. III
Owner and President of Strategic Management Resources, Inc.

JAMES WADE
Director of American Strategic Income Portfolio Inc. III
Owner and President of Jim Wade Homes

[LOGO] FIRST AMERICAN


AMERICAN STRATEGIC
INCOME PORTFOLIO INC. III
2002 SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., ("USBAM") is a subsidiary of U.S. Bank National Association, a separate entity and wholly owned subsidiary of U.S. Bancorp.








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